Exhibit 4.29

FEDERAL SERVICE FOR SUPERVISION IN THE SPHERE OF COMMUNICATIONS, INFORMATION TECHNOLOGIES AND MASS COMMUNICATIONS

LICENCE

No. 86436

Licensee’ details:

Mobile TeleSystems

Open Joint Stock Company

Place of business (residence):

109147 Moscow, Marksistskaya St., 4

Service description:

Mobile Radiophone Communication Services

This Licence includes licence provisions on 17 pages

Effective period of Licence :	from May 06, 2011 to May 06, 2021

Date of beginning of services provision:	May 06, 2013
(on or prior to)

Head	Stamp here
of Department of Permitting Activities
in the Sphere of Communications		V.N. Ugryumova

(round seal of the Federal Service for Supervision in the Sphere of Communications, Information Technologies and Mass Communications)

Federal Service for the Supervision in the Sphere of Communications, Information Technologies and Mass Communications

Conditions for Performance of Activities

under Licence No. 86436

1.                          Mobile TeleSystems OJSC (“the Licensee”) shall be obliged to keep the term of this Licence.

2.                          The Licensee shall be obliged to commence the provision of communication services under this Licence on or prior to May 06, 2013.

3.                          The Licensee shall be obliged to provide mobile radiophone communication services (GSM 900 networks) under this Licence only in the territory of the Penza Region.

4.                          In accordance with this Licence, the Licensee shall be obliged to ensure that a subscriber is provided with:-

a)              an access to the Licensee’s network;

b)             connections in the Licensee’s mobile radiophone communication network for receiving (transferring) voice and non-voice information ensuring the communication continuity while providing services, irrespective of location of the subscriber, including while his/her moving;

c)              connections with subscribers and/or users of fixed public-switched telephone networks;

d)             possibility of using GSM 900 mobile radiophone communication network while being outside the territory specified in the Licence;

e)              an access to telematic communication services and data services, except for data communication services for the purpose of transmission of voice information;

f)                an access to call centre system;

g)             possibility of making free twenty-four-hour calls to emergency services.

5.                          The Licensee shall be obliged to provide communication services in accordance with the Rules of Provision of Communication Services approved by the Government of the Russian Federation.

6.                          While provisioning communication services, the Licensee shall be obliged to observe the Rules of Connection and Interaction of Electrical Communication Networks, approved by the Government of the Russian Federation, when connecting the Licensee’s mobile radiophone communication network to the public-switched network, connecting the Licensee’s mobile radiophone communication network to other communication networks, accounting and transferring the traffic in the Licensee’s mobile radiophone communication network, accounting and transferring the traffic from/to the communication networks of other operators.

7.                          This Licence was issued based on results of open tender No. 3/2011 for the right to obtaine a licence for activities in the sphere of provision of communication services.

7.1.                      The Licensee shall be obliged to ensure the provision of mobile radiophone communication services in the territory of the Penza Region’s settlements on or prior to May 06, 2018.

No.	Settlement	Municipal Entity
1	The Settlement of Spirtzavod	Znamensky Selsovet (Village Soviet)	Bashmakovsky District
2	The Village of Alexandrovka	Pavlo-Kurakinsky Selsovet	Gorodishchensky District
3	The Village of Akhmatovka	Akhmatovsky Selsovet	Nikolsky District
4	The Village of Berezenki	Pushaninsky Selsovet	Belinsky District
5	The Village of Dvoriki	Komarovsky Selsovet	Kuznetsky District
6	The Settlement of Znamenka	Kamensky Selsovet	Kamensky District
7	The Village of Maximovka	Pervomaisky Selsovet	Kamensky District
8	The Village of Nizhnee Ablyazovo	Annenkovsky Selsovet	Kuznetsky District
9	The Village of Savinku	V’yunsky Selsovet	Narovchatsky District
10	The Village of Cherentsovka	Ermolovsky Selsovet	Penzensky District
11	The Village of Sokolovka	Il’minsky Selsovet	Nikolsky District
12	The Village of Monastyrskoye	Vedenyapinsky Selsovet	Spassky District
13	The Village of Staroye Shatkino	Novoshatkinsky Selsovet	Kameshkirsky District
14	The Village of Novaya Yaksarka	Staroyaksarsky Selsovet	Shemysheisky District
15	The Village of Novotrekhsvyatskoye	Kamenno-Brodsky Selsovet	Issinsky District
16	The Village of Pyasha	Ramzaisky Selsovet	Mokshansky District
17	The Village of Arkhangelsk	Cherkassky Selsovet	Pachelmsky District
18	The Village of Alekseevka	Alexeevsky Selsovet	Bashmakovsky District
19	The Village of Troitskoye	Troitsky Selsovet	Bashmakovsky District
20	The Village of Alexandrovka	Sosnovsky Selsovet	Bessovsky District
21	The Village of V’yunki	V’yunsky Selsovet	Narovchatsky District
22	The Settlement Desyutaya Artel	Bessonovsky Selsovet	Bessovsky District
23	The Village of Znamenskoye	Plessky Selsovet	Mokshansky District
24	The Village of Krivoluchie	Staroandreevsky Selsovet	Neverkinsky District
25	The Village of Borisovka	Pavlo-Kurakinsky Selsovet	Gorodishchensky District
26	The Village of Telyatino	Kikinsky Selsovet	Kamensky District
27	The Village of Muratovka	Tsarevshchinsky Selsovet	Mokshansky District
28	The Village of Chirkovo	Stepanovsky Selsovet	Luninsky District
29	The Village of Tyunyar’	Kazarsky Selsovet	Nikolsky District
30	The Village of Lopatino	Nizhneelyuzansky Selsovet	Gorodishchensky District
31	The Village of Lyacha	Bolshekoloyamsky Selsovet	Narovchatsky District

32	The Village of Novy Shusrtuy	Verkhnelomovsky Selsovet	Nizhnelomovsky District
33	The Village of Nikolskoye	Vishnevsky Selsovet	Tamalinsky District
34	The Village of Kardavo	Yulovsky Selsovet	Gorodishchensky District
35	The Village of Dmitrievka	Podgornensky Selsovet	Mokshansky District
36	The Village of Nizhnyaya Lipovka	Nizhnelipovsky Selsovet	Sosnovoborsky District
37	The Village of Russky Kachim	Russko-Kachimsky Selsovet	Sosnovoborsky District
38	The Village of Bugrovka	Pushaninsky Selsovet	Belinsky District
39	The Village of Chardym	Chardymsky Selsovet	Lopatinsky District
40	The Village of Troitskoye Otdelenie	Vladykinsky Selsovet	Kamensky District
41	The Village of Lipyagi	Sytinsky Selsovet	Luninsky District
42	The Settlement of Oktyabrskoye	Roshchinsky Selsovet	Serdobsky District
43	The Village of Darievka	Bolshev’yassky Selsovet	Luninsky District
44	The Village of Deryabkino	Bednodem’yanovsky Selsovet	Spassky District
45	The Village of Sentyapino	Studensky Selsovet	Belinsky District
46	Shnaevo Railway Station	Kanaevsky Selsovet	Gorodishchensky District
47	The Village of Mozharka	Russko-Ishimsky Selsovet	Gorodishchensky District
48	The Village of Kaisarovka	Treskinsky Selsovet	Kolyshleisky District
49	The Village of Kravkovo	Nochkinsky Selsovet	Nikolsky District
50	The Village of Vasilievka	Sosnovsky Selsovet	Bessovsky District
51	The Village of Lipyagi	Koshelevsky Selsovet	Spassky District
52	The Village of Novoye Chirkovo	Bigeevsky Selsovet	Neverkinsky District
53	The Village of Kirillovka	Lipovsky Selsovet	Bashmakovsky District
54	The Village of Pleskovka	Pleskovsky Selsovet	Narovchatsky District
55	The Village of Sumarokovo	Zasechny Selsovet	Mokshansky District
56	The Village of Cherkassk	Potlovsky Selsovet	Kolyshleisky District
57	The Village of Pichileika	Pichileysky Selsovet	Sosnovoborsky District
58	The Village of Skudim	Shugurovsky Selsovet	Sosnovoborsky District
59	The Village of Zlobinka	Yasnopolyansky Selsovet	Kuznetsky District
60	The Village of Ivanovka	Chardymsky Selsovet	Lopatinsky District
61	The Village of Mordovskaya Norka	The Workers’ Settlement of Shemysheika	Shemysheisky District
62	The Village of Mach Rodniki	Yakovlevsky Selsovet	Bekovsky District
63	The Village of Staropolyanskoye	Proletarsky Selsovet	Zemetchinsky District
64	The Village of Marievka	Tarlakovsky Selsovet	Kuznetsky District
65	The Village of Beguch	Pestrovsky Selsovet	Kameshkirsky District
66	The Village of Ust-Inza	Il’minsky Selsovet	Nikolsky District
67	The Village of Verkhnyaya Salmovka	Kamenno-Brodsky Selsovet	Issinsky District
68	The Village of Monastyrskoye	Yavleysky Selsovet	Kuznetsky District
69	The Village of Michkasskie Vyselki	Krivosheevsky Selsovet	Nizhnelomovsky District
70	The Settlement of Vladimirsky	Lopatinsky Selsovet	Lopatinsky District

71	The Village of Rozhdestveno-Tezikovo	Vilyaisky Selsovet	Narovchatsky District
72	The Village of Nemchinovka	Treskinsky Selsovet	Kolyshleisky District
73	The Settlement of Krasnooktyabrsky	Luninsky Selsovet	Luninsky District
74	The Village of Peschanka	Naskaftymsky Selsovet	Shemysheisky District
75	The Settlement of Lesnoy	The Workers’ Settlement of Shemysheika	Shemysheisky District
76	The Village of Apraskino	Pleshcheevsky Selsovet	Kolyshleisky District
77	The Village of Klyuchi	Rakhmanovsky Selsovet	Vadinsky District
78	The Village of Bolshoye Permievo	Kazarsky Selsovet	Nikolsky District
79	The Village of Rtishchevo	Bolshelukinsky Selsovet	Vadinsky District
80	The Village of Kamzolka	Sokolsky Selsovet	Serdobsky District
81	The Village of Vorobievka	Vorob’evsky Selsovet	Shemysheisky District
82	The Village of Zatolokino	Mitkireisky Selsovet	Bekovsky District
83	The Village of Kopovka	Rakhmanovsky Selsovet	Vadinsky District
84	The Village of Yulovo	Tsarevshchinsky Selsovet	Mokshansky District
85	The Village of Kuncherevo	Deminsky Selsovet	Neverkinsky District
86	The Village of Ermolaevka	Pokrovo-Berezovsky Selsovet	Penzensky District
87	The Village of Userdino	Raevsky Selsovet	Zemetchinsky District
88	The Village of Kuvaka	Kamensky Selsovet	Kamensky District
89	The Village of Vedenyapino	Vedenyapinsky Selsovet	Spassky District
90	The Village of Kotel	Yaganovsky Selsovet	Vadinsky District
91	The Village of Arishka	Nizhneshkaftinsky Selsovet	Nikolsky District
92	The Village of Kazakovka	Yavleisky Selsovet	Kuznetsky District
93	The Village of Tikhmenevo	Yavleisky Selsovet	Kuznetsky District
94	The Village of Azarapino	Azarapinsky Selsovet	Narovchatsky District
95	The Village of Dmitrievka	Solovtsovsky Selsovet	Issinsky District
96	The Village of Alexandrovka	Alexandrovsky Selsovet	Bessovsky District
97	The Village of Salovka	Chaadaevsky Selsovet	Gorodishchensky District
98	The Village of Ust-Murza	Ust-Uzinsky Selsovet	Shemysheisky District
99	The Village of Bolshiye Verkhi	Kamensky Selsovet	Kamensky District
100	The Village of Tyutnyar’	Annenkovsky Selsovet	Kuznetsky District
101	The Village of Orlovka	Orlovsky Selsovet	Narovchatsky District
102	The Village of Beketovka	Uvarovsky Selsovet	Issinsky District
103	The Village of Bolshoye Kirdyashevo	Bolshekirdyashevsky Selsovet	Narovchatsky District
104	The Settlement of Parizhskaya Kommuna	Yurovsky Selsovet	Mokshansky District
105	The Village of Russky Sheldais	Tatarsko-Sheldaissky Selsovet	Spassky District
106	The Village of Yursovo	Yursovsky Selsovet	Zemetchinsky District
107	The Village of Ogarevka	Danilovsky Selsovet	Lopatinsky District
108	The Village of Sosnovy Ovrag	Isikeevsky Selsovet	Neverkinsky District
109	The Village of Russko-Nikolskoye	Cherkassky Selsovet	Pachelmsky District

110	The Village of Mordovsky Ishim	Russko-Ishimsky Selsovet	Gorodishchensky District
111	The Village of Dyachevka	Pestrovsky Selsovet	Kameshkirsky District
112	The Village of Sosnovka	Sosnovsky Selsovet	Bashmakovsky District
113	The Village of Alexeevka	Chernozersky Selsovet	Mokshansky District
114	The Village of Novyye Zabalki	Kanaevsky Selsovet	Gorodishchensky District
115	The Village of Dzhalilovo	Staroandreevsky Selsovet	Neverkinsky District
116	The Village of Vybornoye	Tataro-Lakinsky Selsovet	Vadinsky District
117	The Village of Novaya Pyatina	Novopyatinsky Selsovet	Nizhnelomovsky District
118	The Village of Solovtsovka	Olenevsky Selsovet	Penzensky District
119	The Village of Ust-Atmis	Pokrovo-Archadinsky Selsovet	Kamensky District
120	The Village of Tataro-Nikolskoye	Cherkassky Selsovet	Pachelmsky District
121	The Village of Bolshaya Sergeevka	Vishnevsky Selsovet	Tamalinsky District
122	The Village of Karaulovka	Treskinsky Selsovet	Kolyshleisky District
123	The Village of Pany	Surkinsky Selsovet	Narovchatsky District
124	The Village of Ega	Pichileisky Selsovet	Sosnovoborsky District
125	The Village of Bazarnaya Kensha	Bazarno-Ken’shinsky Selsovet	Nikolsky District
126	The Village of Mitkirey	Mitkireisky Selsovet	Bekovsky District
127	The Village of Kaldussy	Lermontovsky Selsovet	Belinsky District
128	The Village of Dolgovo	Raevsky Selsovet	Zemetchinsky District
129	The Village of Kazarka	Kazarsky Selsovet	Nikolsky District
130	The Village of Granki	Moshkovsky Selsovet	Bekovsky District
131	The Village of Uvarovo	Uvarovsky Selsovet	Issinsky District
132	The Village of Tatarskaya Pendelka	Makhalinsky Selsovet	Kuznetsky District
133	The Village of Vyazovka	Vyazovsky Selsovet	Sosnovoborsky District
134	The Village of Taneevka	Sytinsky Selsovet	Luninsky District
135	The Village of Grigorievka	Machinsky Selsovet	Tamalinsky District
136	The Village of Trofimovka	Stepanovsky Selsovet	Bessovsky District
137	The Village of Tatarskaya Laka	Tataro-Lakinsky Selsovet	Vadinsky District
138	The Village of Syademka	Krasnodubravsky Selsovet	Zemetchinsky District
139	The Village of Arshinovka	Golitsinsky Selsovet	Nizhnelomovsky District
140	The Village of Leshchinovo	Atmissky Selsovet	Nizhnelomovsky District
141	The Village of Alexeevka	Sheinsky Selsovet	Pachelmsky District
142	The Village of Zarechnaya	Yurovsky Selsovet	Mokshansky District
143	The Village of Mamadysh	Lapshovsky Selsovet	Kameshkirsky District
144	The Village of Druzhaevka	Druzhaevsky Selsovet	Tamalinsky District
145	The Village of Kryazhimskoye	Eremeevsky Selsovet	Sosnovoborsky District
146	The Village of Alexeevka	Ulianovsky Selsovet	Tamalinsky District
147	The Village of Sinorovo	Bolotnikovsky Selsovet	Luninsky District
148	The Village of Mikhailovka	Stepanovsky Selsovet	Luninsky District
149	The Village of Lipovka	Lipovsky Selsovet	Maloserdobinsky District
150	The Village of Mezhdurechie	Mezhdurechensky Selsovet	Kamensky District

151	Syuzyum Railway Station	Syuzyumsky Selsovet	Kuznetsky District
152	The Village of Belyn’	Belynsky Selsovet	Pachelmsky District
153	The Village of Sannikovka	Machinsky Selsovet	Tamalinsky District
154	The Village of Russky Ishim	Russko-Ishimsky Selsovet	Gorodishchensky District
155	The Village of Ivanovka	Ivanovsky Selsovet	Bekovsky District
156	The Village of Vyshelei	Verkhneshkaftinsky Selsovet	Gorodishchensky District
157	The Village of Chernoyar	Morsovsky Selsovet	Zemetchinsky District
158	The Village of Kera	Golitsinsky Selsovet	Nizhnelomovsky District
159	The Village of Mordovsky Kameshkir	Bolsheumyssky Selsovet	Kameshkirsky District
160	The Village of Napolny V’yas	Bolshev’yassky Selsovet	Luninsky District
161	The Village of Alexandrovka	Fedorovsky Selsovet	Kamensky District
162	The Village of Lunacharskoye	Chardymsky Selsovet	Lopatinsky District
163	The Village of Lipovka	Bolotnikovsky Selsovet	Luninsky District
164	The Village of Zelenodolskoye	Kerensky Selsovet	Nikolsky District
165	The Village of Nikolskoye	Ivanovsky Selsovet	Bekovsky District
166	The Village of Mikhailovka	Plessky Selsovet	Mokshansky District
167	The Village of Verkhny Shkaft	Verkhneshkaftinsky Selsovet	Gorodishchensky District
168	The Village of Skachki	Plessky Selsovet	Mokshansky District
169	The Village of Marievka	Lipovsky Selsovet	Maloserdobinsky District
170	The Village of Russkaya Norka	Russkonorkinsky Selsovet	Shemysheisky District
171	The Village of Vereshim	Vereshimsky Selsovet	Lopatinsky District
172	Studenets Railway Station	Fedorovsky Selsovet	Kamensky District
173	The Village of Novopavlovka	Pokrovo-Berezovsky Selsovet	Penzensky District
174	The Village of Novy Valovai	Chkalovsky Selsovet	Pachelmsky District
175	The Village of Zubrilovo	Malosergievsky Selsovet	Tamalinsky District
176	The Village of Karzhimant	Karzhimantsky Selsovet	Shemysheisky District
177	The Village of Kleimenovka	Mezhdurechensky Selsovet	Kamensky District
178	The Village of Yaganovka	Yaganovsky Selsovet	Vadinsky District
179	The Village of Iva	Golitsinsky Selsovet	Nizhnelomovsky District
180	The Village of Melyukovka	Narovchatsky Selsovet	Narovchatsky District
181	The Village of Skvorechnoye	Golovinshchinsky Selsovet	Kamensky District
182	The Village of Berezovka	Ulianovsky Selsovet	Tamalinsky District
183	The Village of Blagodatka	Poselsky Selsovet	Kuznetsky District
184	The Village of Ulyanovka	Ulyanovsky Selsovet	Tamalinsky District
185	The Village of Naumkino	Starozakharkinsky Selsovet	Shemysheisky District
186	The Village of Krylovka	Mezhdurechensky Selsovet	Kamensky District
187	The Settlement of Polevoy	Kizhevatovsky Selsovet	Bessovsky District
188	The Village of Nizovka	Golovinshchinsky Selsovet	Kamensky District
189	Salovka Station	Pokrovo-Berezovsky Selsovet	Penzensky District
190	The Village of Kulikovka	Volche-Vrazhsky Selsovet	Tamalinsky District
191	The Village of Zasechnoye	Zasechny Selsovet	Mokshansky District
192	The Village of Podgornoye	Podgornsky Selsovet	Bashmakovsky District

193	The Village of Kolyshleika	Kondolsky Selsovet	Penzensky District
194	The Village of Pokrovo-Berezovka	Pokrovo-Berezovsky Selsovet	Penzensky District
195	The Village of Staraya Kutlya	Luninsky Selsovet	Luninsky District
196	The Village of Sobolevka	Vladykinsky Selsovet	Kamensky District
197	The Village of Kamenny Brod	Kamenno-Brodsky Selsovet	Issinsky District
198	The Village of Maiskoye	Maisky Selsovet	Maloserdobinsky District
199	The Settlement of Zeleny Dol	Novostudenovsky Selsovet	Serdobsky District
200	The Village of Mansurovka	Karnovarsky Selsovet	Neverkinsky District
201	The Village of Kryukovo	Lermontovsky Selsovet	Belinsky District
202	The Village of Kamenka	Ulyanovsky Selsovet	Tamalinsky District
203	The Village of Staraya Stepanovka	Stepanovsky Selsovet	Luninsky District
204	The Village of Markino	Markinsky Selsovet	Sosnovoborsky District
205	The Village of Generalshchino	Lopatinsky Selsovet	Lopatinsky District
206	The Major Estate of Uvarovsky Sovkhoz	Uvarovsky Selsovet	Issinsky District
207	The Village of Moshki	Moshkovsky Selsovet	Bekovsky District
208	The Village of Kitunkino	Kitunkinsky Selsovet	Lopatinsky District
209	The Village of Andreevka	Golovinshchinsky Selsovet	Kamensky District
210	The Village of Nikolaevka	Lipovsky Selsovet	Maloserdobinsky District
211	The Village of Mokry Michkass	Titovsky Selsovet	Pachelmsky District
212	The Village of Kargalei	Kargaleisky Selsovet	Vadinsky District
213	The Village of Pestrovka	Pestrovsky Selsovet	Kameshkirsky District
214	The Village of Koldias	Koldaissky Selsovet	Shemysheisky District
215	The Village of Obval	Ulianovsky Selsovet	Tamalinsky District
216	The Village of Dubrovskoye	Komsomolsky Selsovet	Lopatinsky District
217	The Village of Novoye Demkino	Druzhaevsky Selsovet	Maloserdobinsky District
218	The Village of Syuzyum	Syuzyumsky Selsovet	Kuznetsky District
219	The Village of Sulak	Volchkovsky Selsovet	Belinsky District
220	The Village of Nizhny Katmis	Nizhnekatmissky Selsovet	Sosnovoborsky District
221	The Village of Khovanshchino	Volynshchinsky Selsovet	Bekovsky District
222	The Village of Kulyasovo	Lapshovsky Selsovet	Kameshkirsky District
223	The Village of Kalinovka	Novotolkovsky Selsovet	Pachelmsky District
224	The Village of Kargaleika	Kargaleisky Selsovet	Shemysheisky District
225	The Village of Bolshaya Luka	Bolshelukinsky Selsovet	Vadinsky District
226	The Village of Serman	Akhmatovsky Selsovet	Nikolsky District
227	The Village of Solovtsovo	Solovtsovsky Selsovet	Issinsky District
228	The Village of Varvarino	Malosergievsky Selsovet	Tamalinsky District
229	The Village of Znamenskaya Pestrovka	Znamensko-Pokrovsky Selsovet	Issinsky District
230	The Village of Ovcharnoye	Bolshekhutorsky Selsovet	Nizhnelomovsky District
231	The Village of Vysokoye	Vysokinsky Selsovet	Bashmakovsky District
232	The Village of Aleshkino	Neverkinsky Selsovet	Neverkinsky District
233	The Village of Ryanza	Proletarsky Selsovet	Zemetchinsky District
234	The Village of Chubarovka	Lachinovsky Selsovet	Kolyshleisky District

235	The Village of Sorokino	Kuvak-Nikolsky Selsovet	Nizhnelomovsky District
236	The Village of Uspenskoye	Uspensky Selsovet	Mokshansky District
237	The Village of Suleimanovka	Suleimanovsky Selsovet	Neverkinsky District
238	The Village of Kamenny Ovrag	Kamennoovrazhsky Selsovet	Neverkinsky District
239	The Village of Subbotino	Nochkinsky Selsovet	Nikolsky District
240	The Settlement of Berezovaya Roshcha	Alfer’yevsky Selsovet	Penzensky District
241	The Village of Porzovo	Pestrovsky Selsovet	Kameshkirsky District
242	The Village of Malaya Valyaevka	Bogoslovsky Selsovet	Penzensky District
243	The Village of Kazachia Peletma	Lomovsky Selsovet	Luninsky District
244	The Village of Otorma	Saltykovsky Selsovet	Zemetchinsky District
245	The Village of Abashevo	Abashevsky Selsovet	Spassky District
246	The Village of Urleika	Kondolsky Selsovet	Penzensky District
247	The Village of Syuzyumskoyye	Malosadovsky Selsovet	Sosnovoborsky District
248	The Village of Ustie	Ustinsky Selsovet	Spassky District
249	The Village of Solominka	Solominsky Selsovet	Bashmakovsky District
250	The Village of Sergo-Polivanovo	Sergo-Polivanovsky Selsovet	Vadinsky District
251	The Village of Buzovlevo	Chardymsky Selsovet	Lopatinsky District
252	The Village of Blinovka	Kamensky Selsovet	Kamensky District
253	The Village of Volzhenka	Krivosheevsky Selsovet	Nizhnelomovsky District
254	The Village of Yakovlevka	Yakovlevsky Selsovet	Bekovsky District
255	The Village of Verkhnie Polyany	Kamyninsky Selsovet	Belinsky District
256	The Village of Kurganovka	Fedorovsky Selsovet	Kamensky District
257	The Village of Pachelma	Chkalovsky Selsovet	Pachelmsky District
258	The Village of Kamynino	Kamyninsky Selsovet	Belinsky District
259	The Village of Karamaly	Karamalsky Selsovet	Nikolsky District
260	The Village of Shiryaevo	Studensky Selsovet	Belinsky District
261	The Village of Novy Machim	Naskaftymsky Selsovet	Shemysheisky District
262	The Settlement of Stepnoy	Volche-Vrazhsky Selsovet	Tamalinsky District
263	The Village of Volynshchino	Volynshchinsky Selsovet	Bekovsky District
264	The Village of Staroye Nazimkino	Starozakharkinsky Selsovet	Shemysheisky District
265	The Village of Sytinka	Sytinsky Selsovet	Luninsky District
266	The Village of Potodeevo	Potodeevsky Selsovet	Narovchatsky District
267	The Village of Kochetovka	Golovinshchinsky Selsovet	Kamensky District
268	The Village of Vekhovo	Danilovsky Selsovet	Lopatinsky District
269	The Settlement of Ardymsky	Salovsky Selsovet	Penzensky District
270	The Village of Bigeevo	Bigeevsky Selsovet	Neverkinsky District
271	The Village of Marat	Pochinkovsky Selsovet	Bashmakovsky District
272	The Village of Shugurovo	Shugurovsky Selsovet	Sosnovoborsky District
273	The Village of Kevdo-Vershina	Volchkovsky Selsovet	Belinsky District
274	The Village of	Kondolsky Selsovet	Penzensky District

Volkhonshchino
275	The Village of Kandievka	Kandievsky Selsovet	Bashmakovsky District
276	The Village of Koshelevka	Koshelevsky Selsovet	Spassky District
277	The Village of Nizhny Myval	Nizhnemyvalsky Selsovet	Sosnovoborsky District
278	The Village of Elizavetino	Elizavetinsky Selsovet	Mokshansky District
279	The Village of Khalturino	Teleginsky Selsovet	Kolyshleisky District
280	The Village of Kamenka	Boyarovsky Selsovet	Bashmakovsky District
281	The Village of Armievo	Armievsky Selsovet	Shemysheisky District
282	The Village of Machkasy	Karzhimantsky Selsovet	Shemysheisky District
283	The Village of Korsaevka	Kozlovsky Selsovet	Belinsky District
284	The Village of Vladykino	Vladykinsky Selsovet	Kamensky District
285	The Village of Pleshcheevka	Pleshcheevsky Selsovet	Kolyshleisky District
286	Nochka Railway Station	Nochinsky Selsovet	Kameshkirsky District
287	The Village of Knyazevka	Krasnopolsky Selsovet	Penzensky District
288	The Village of Kalinovka	Malosergievsky Selsovet	Tamalinsky District
289	The Village of Bolshoi Umys	Bolsheumyssky Selsovet	Kameshkirsky District
290	The Village of Pot’ma	Shirokoissky Selsovet	Mokshansky District
291	The Village of Staraya Yaksarka	Staroyaksarsky Selsovet	Shemysheisky District
292	The Village of Dolgorukovo	Chernozersky Selsovet	Mokshansky District
293	The Village of Durovka	Vishnevsky Selsovet	Tamalinsky District
294	The Village of Sheremet’evo	Sheremetievsky Selsovet	Bashmakovsky District
295	The Village of Tarkhovo	Kamyninsky Selsovet	Belinsky District
296	The Village of Zavivalovka	Mezhdurechensky Selsovet	Kamensky District
297	Ardym Railway Station	Leninsky Selsovet	Penzensky District
298	The Major Estate of Mayak Sovkhoz	Bulychebsky Selsovet	Issinsky District
299	The Village of Klyuchi	Klyuchevsky Selsovet	Maloserdobinsky District

7.2.                      The Licensee shall be obliged to ensure the provision of mobile radiophone communication services in the territory of the Penza Region’s settlements on or prior to May 06, 2014.

No.	Settlement	Municipal Entity
1	The Village of Pustyn	Pokrovo-Archadinsky Selsovet	Kamensky District
2	The Village of Pichevka	Kozlovsky Selsovet	Belinsky District
3	The Settlement of Vtoroye Otdeleniye	Olenevsky Selsovet	Penzensky District
4	The Village of Volchy Vrag	Volche-Vrazhsky Selsovet	Tamalinsky District
5	The Village of Balkashino	Balkashinsky Selsovet	Belinsky District
6	The Village of Digilevka	Digilevsly Selsovet	Gorodishchensky District
7	The Village of Sapolga	Maloserdobinsky Selsovet	Maloserdobinsky District
8	The Village of Vilyayki	Vilyaisky Selsovet	Narovchatovsky District
9	Elyusan Railway Station	Susyumsky Selsovet	Kuznetsky District

10	Krivoserovka Railway Station	Michurinsky Selsovet	Penzensky District
11	The Village of Kamenka	Yasnoplosly Selsovet	KuznetskyDistrict
12	The Village of Krasnoplye	Krasnopolsky Selsovet	Penzensky District
13	The Village of Bolotnikovo	Bolotnikovsky Selsovet	Luninsky District
14	The Village of Prudnoye	Kerensky Selsovet	Nikolsky District
15	The Village of Dubrovki	Lapshovsky Selsovet	Kameshkirsky District
16	The Village of Pless	Plessky Selsovet	Mokshansky District
17	The Village of Sumy	Treskinsly Selsovet	Kolyshleysky District
18	The Village of Vachelay	Vachelaysky Selsovet	Sosnovoborsky District
19	The Village of Novaya Studenovka	Novostudenovsky Selsovet	Serdobsky District
20	The Village of Poperechnoye	Kuchnisky Selsovet	Penzensky District
21	The Village of Novosubovo	Subovsky Selsovet	Spassky District
22	The Village of Plodosovkhoz	Volynshchinsky Selsovet	Bekovsky District
23	The Village of Argamakovo	Lermontovsky Selsovet	Belinsky District
24	The Village of Chunaki	Maiski Selsovet	Maloserdobinsky District
25	The Village of Tsarevshchino	Tsarevshchinsky Selsovet	Mokshansky District
26	The Village of Pervoye Tarlakovo	Tarlakovsky Selsovet	KuznetskyDistrict
27	The Village of Nikolo-Barnuki	Nikolo-Barnukovsky Selsovet	Sosnovoborsky District
28	The Village of Novaya Tolkovka	Novotolkovsky Selsovet	Pashelmsky District
29	The Village of Gulenovka	Kurovsky Selsovet	Serdobsky District
30	The Village of Alexeevka	Yasnopolyansky Selsovet	KuznetskyDistrict
31	The Village of Zelenovka	Beresovsky Selsovet	Kolyshleysky District
32	The Village of Katkovka	Treskinsky Selsovet	Kolyshleysky District
33	The Village of Toploye	Maloserdobinsky Selsovet	Maloserdobinsly District
34	The Village of Plan	Plansky Selsovet	Neverkinsky District
35	The Village of Sinodskoye	Sinodsky Selsovet	Shemyshevsky District
36	The Village of Yulovo	Yulovsky Selsovet	Gorodishchensky District
37	The Village of Dolgorokovo	Dolgorukovsky Selsovet	Serdobsky District
38	The Village of Rakhmanovka	Rakhmanovsky Selsovet	Vadinsky District
39	The Village of Novosnamensky	Troitsky Selsovet	Bashmakovsky District
40	The Village of Kasanskaya Archada	Pokrovo-Archadinsky Selsovet	Kamensky District
41	The Village of Bayka	Prigorodny Selsovet	Serdobsky District
42	The Village of Bikmoseevka	Bikmoseevsky Selsovet	Neverkinsky District
43	The Village of Rayevo	Rayevsky Selsovet	Semetchnsky District
44	The Village of Sheyno	Sheynsky Selsovet	Pashelmsky District
45	The Village of Skanovo	Skanovsky Selsovet	Narovchatsky District
46	The Village of Pryanserki	Ust-Karemshinsky Selsovet	Nizhnelomsly District
47	The Village of Novye Pichury	Novopichursky Selsovet	Narovchatovsky District
48	The Village of Druzhny	Vysokinsky Selsovet	Bashmakovsky District
49	The Settlement of Major Estate of the n.a. Kalinin Sovkhoz	Kamensky Selsovet	Kamensky District
50	The Village of Morsovo	Morsovsky Selsovet	Semetchinsky District
51	The Village of Nizhni Shkaft	Nizhneshkaftinsky	Nikolsky District

Selsovet
52	The Village of Simbukhovo	Bogorodsky Selsovet	Mokshansky District
53	The Village of Ilim-Gora	Ilim-Gorsky Selsovet	Neverkinsky District
54	The Village of Staroye Sakharkino	Starosakharkinsky Selsovet	Shemysheysky District
55	The Village of Bolshiye Khutora	Bolshekhutorsky Selsovet	Nizhnelomovsky District
56	The Village of Svishchevka	Balkashinsky Selsovet	Belinsky District
57	The Village of Chenyshovo	Koslovsky Selsovet	Belinsky District
58	The Village of Sushchevka	Nasvanovsky Selsovet	Kolyshleysky District
59	The Village of Pylkovo	Pylkovsky Selsovet	Lopatinsky District
60	The Village of Bolshoy Koloyar	Bolshekoloyarsky Selsovet	Narovchatsky District
61	The Village of Mitrofanovo	Sheremet’evsky Selsovet	Bashmakovsky District
62	The Village of Lesnoy	Beresovsky Selsovet	Kolyshleysky District
63	The Village of Kukarki	Pushaninsky Selsovet	Belinsky District
64	The Village of Syaskino	Volchkovsky Selsovet	Belinsky District
65	The Village of Lipleyka	Bednodem’yanovsky Selsovet	Spassky District
66	The Village of Yavleyka	Yavleysky Selsovet	Kuznetsky District
67	The Village of Selenovka	Novostudenovsky Selsovet	Serdobsky District
68	The Village of Krasnaya Dubrava	Krasnodubravsky Selsovet	Semetchinsky District
69	The Village of Khoper	Beresovsky Selsovet	Kolyshleysky District
70	The Village of Kirillovo	Kirillovsky Selsovet	Semetchinsky District
71	The Village of Bikmursino	Bikmursinsky Selsovet	Neversky District
72	The Village of Sasurskoye	Sasursky Selsovet	Luninsky District
73	The Village of Shrokois	Shrokoissky Selsovet	Mokshansky District
74	The Village of Bolshaya Kavendra	Bolshekavendrovsky Selsovet	Narovchatsky District
75	The Village of Panovka	Pleshcheevsky Selsovet	Kolyshleysky District
76	The Village of Karpovka	Sokolovsky Selsovet	Serdobsky District
77	The Settlement n.a. Sharov	Poimsky Selsovet	Belinsky District
78	The Village of Bolshoi Michkas	Atmissky Selsovet	Nizhnelomovsky District
79	The Village of Sokolovka	Sokolsky Selsovet	Serdobsky District
80	The Village of Lesnoy V’yas	Bolshev’yassky Selsovet	Luninsky District
81	The Village of Blokhino	Poleologosvky Selsovet	Bessovsky District
82	The Village of Lopukhovka	Sosnovsky Selsovet	Bessovsky District
83	The Village of Staraya Potlovka	Potlovsky Selsovet	Kolyshleysky District
84	The Village of Atmis	Atmissky Selsovet	Nizhnelomovsky District
85	The Village of Podgornoye	Podgornensky Selsovet	Mokshansky District
86	The Village of Starye Turdaki	Turdaksky Selsovet	Gorodishchensky District
87	The Village of Malaya Izhmora	Bolsheizhmorsky Selsovet	Semetchinsky District
88	The Village of Novoye Shatkino	Novoshatkinsky Selsovet	Kameshkirsky District
89	The Village of Komarovka	Komarovsky Selsovet	KuznetskyDistrict
90	The Settlement of Major Estate of Nadezhdinsky Sovkhoz	Peschansky Selsovet	Serdobsky District
91	The Village of Ust-Karemsha	Ust-Karemshinsky Selsovet	Nizhnelomovsky District

92	The Village of Krasnoye Poltso	The Worker’s Settlement Mokshan	Mokshansky District
93	The Village of Nadezhdino	Bolsheelansky Selsovet	Penzensky District
94	The Village of Pokrovskaya Archada	Pokrovo-Archadinsky Selsovet	Kamensky District
95	The Village of Beresovka	Beresovsky Selsovet	Neverkinsky District
96	The Village of Paselki	Sosnovsky Selsovet	Bessovsky District
97	The Village of Prokasna	Prokasninsky Selsovet	Bessovsky District
98	The Village of Pokrovka	Pyashinsky Selsovet	Bekovsky District
99	The Village of Kuchki	Kuchkinsky Selsovet	Penzensky District
100	The Village of Pogranichnoye	Pogranichny Selsovet	Kolyshleysky District
101	The Village of Chiberley	Chiberleysky Selsovet	KuznetskyDistrict
102	The Village of Cherkasskoye	Cherkassky Selsovet	Pachelmsky District
103	The Village of Stepnoye Poleologovo	Poleologovsky Selsovet	Bessovsky District
104	The Village of Kirovo	Kirovsky Selsovet	Serdobsky District
105	The Village of Staraya Andreevka	Staroandreyevsky Selsovet	Neverkinsky District
106	The Settlement of Major Estate of Serp I Molot Sovkhoz	Ermolovsky Selsovet	Penzensky District
107	The Village of Stary Vershaut	Starovershautsky Selsovet	Lopatinsky District
108	The Village of Chumayevo	Chumaevsky Selsovet	Kameshkirsky District
109	The Village of Vyasemka	Krasnodubravsky Selsovet	Zemetchinsky District
110	The Village of Kochaleyka	Kamensky Selsovet	Kamensky District
111	The Village of Studenka	Studensky Selsovet	Belinsky District
112	The Village of Kozlovka	Kozlovsky Selsovet	Lopatinsky District
113	The Village of Stary Karlygan	Starokarlygansky Selsovet	Lopatinsky District
114	The Village of Sagoskino	Ermolovsky Selsovet	Penzensky District
115	The Village of Karnovar	Karnovarsky Selsovet	Neverkinsky District
116	The Village of Chertkovo	Grabovsky Selsovet	Bessovsky District
117	The Village of Stary Kryazhim	Makhalinsky Selsovet	KuznetskyDistrict
118	The Village of Lapshovo	Lapshovsky Selsovet	Kameshkirsky District
119	The Village of Krutets	Teleginsky Selsovet	Kolyshleysky District
120	The Village of Treskino	Turdaksky Selsovet	Gorodishchensky District
121	The Village of Stary Chirchim	Novoshatkinsky Selsovet	Kameshkinsky District
122	The Village of Lebedevka	Sasechny Selsovet	Penzensky District
123	The Village of Malaya Sergievka	Malosergievsky Selsovet	Tamalinsky District
124	The Village of Lomovka	Lomovsky Selsovet	Luninsky District
125	The Village of Telegino	Teleginsky Selsovet	Kolyshleysky District
126	The Village of Mochaleyka	Kikinsky Selsovet	Kamensky District
127	The Village of Ivanyrs	Ivanyrsinsky Selsovet	Luninsky District
128	The Village of Il’mino	Il’minsky Selsovet	Nikolsky District
129	The Village of Teshnyar’	Vachelaysky Selsovet	Sosnovoborsky District
130	The Village of Olenevka	Olenevsky Selsovet	Penzensky District
131	The Village of Vasil’evka	Bogoslovsky Selsovet	Penzensky District
132	The Village of Naskaftym	Naskaftymsky Selsovet	Shemyshyesky District
133	The Village of Varypayevo	Varypayevsky Selsovet	Penzensky District
134	The Village of Peshaya Sloboda	Bolshekhutorsky Selsovet	Nizhnelomovsky District

135	The Village of Batrak	Pervomaisky Selsovet	Kamensky District
136	The Village of Lipovka	Lipovsky Selsovet	Bashmakovsky District
137	The Village of Nasvanovka	Nasvanovsky Selsovet	Kolyshleysky District
138	The Village of Staroye Slavkino	Staroslavkinsky Selsovet	Maloserdobinsky District
139	The Village of Bogorodskoye	Bogorodsky Selsovet	Mokshansky District
140	The Village of Demino	Deminsky Selsovet	Neverkinsky District
141	Leonidovka Railway Station	Leonidovsky Selsovet	Penzensky District
142	The Village of Saltykovo	Saltykovsky Selsovet	Semetchinsky District
143	The Village of Chernoserye	Chernosersky elsovet	Mokshansky District
144	The Village of Dubrovki	Dubrovsky Selsovet	Spassky District
145	The Village of Golovishchino	Golovinshchinsky Selsovet	Kamensky District
146	The Village of Mais	Maissky Selsovet	Nikolsky District
147	The Village of Anychino	Anuchinsky Selsovet	Kamensky District
148	The Village of Nikul’evka	Alexeevsky Selsovet	Bashmakovsky District
149	The Village of Nevezhkino	Nevezhinsky Selsovet	Belinsky District
150	The Village of Pavlo-Kurakino	Pavlo-Kurakinsky Selsovet	Gorodishchensky District
151	The Village of Lopatki	Chemodanovsky Selsovet	Bessovsky District
152	The Village of Bulychevo	Bulychevsky Selsovet	Issinsky District
153	The Village of Sekretarka	Secretarsky Selsovet	Serdobsky District
154	The Village of Virga	Virginsky Selsovet	Nizhnelomovsky District
155	The Village of Golitsyno	Golitsinsky Selsovet	Nizhnelomovsky District
156	The Village of Staroye Demkino	Starodemkinsky Selsovet	Shemysheysky District
157	The Village of Varvarovka	Pervomaisky Selsovet	Kamensky District
158	The Village of Rodnikovsky	The Worker’s Settlement of Kolyshley	Kolyshleysky District
159	The Village of Sukhanovka	Yasnopolyansky Selsovet	KuznetskyDistrict
160	The Village of Treskino	Treskinsky Selsovet	Kolyshleysky District
161	The Village of Beresovka	Beresovsky Selsovet	Kolyshleysky District
162	The Village of Fedorovka	Fedorovsky Selsovet	Kamensky District
163	The Village of Vishnevoye	Vishnevsky Selsovet	Tamalinsky District
164	The Village of Mantorovo	Luninsky Selsovet	Luninsky District
165	The Village of Rodniki	Rodnikovsky Selsovet	Luninsky District
166	The Village of Stepanovka	Stepanovsky Selsovet	Bessovsky District
167	The Village of Pyrkino	Prokasninsky Selsovet	Bessovsky District
168	The Village of Timiryasevo	Troitsky Selsovet	Bashmakovsky District
169	The Village of Stolypino	Usovsky Selsovet	Nikolsky District
170	The Village of Sulyaevka	Sulayevsky Selsovet	Lopatinsky District
171	The Village of Kuteevka	Kuteevsky Selsovet	Belinsky District
172	The Village of Lermontovo	Lermontovsky Selsovet	Belinsky District
173	The Village of Bolshaya Izhmora	Bolsheizhmorsky Selsovet	Zemetchinsky District
174	The Village of Ukhtinka	Bessonovsky Selsovet	Bessonovsky District
175	The Village of Volchkovo	Volchkovsky Selsovet	Belinsky District
176	The Village of Znamenskoye	Znamensky Selsovet	Bashmakovsky District
177	The Village of Koltovskoye	Potlovsky Selsovet	Kolyshleysky District
178	The Village of Matcherka	Matchersky elsovet	Zemetchinsky District
179	The Village of Danilovka	Danilovsky Selsovet	Lopatinsky District

180	The Village of Kurakino	Kurakinsky Selsovet	Serdobsky District
181	The Village of Reshetino	Reshetinsky Selsovet	Pachelmsky District
182	The Village of Kuvak-Nokolskoye	Kuvak-Nikolsky Selsovet	Nizhnelomovsky District
183	The Village of Salovka	Salovsky Selsovet	Penzensky District
184	The Village of Konstantinovka	Salovsky Selsovet	Penzensky District
185	The Village of Sosnovka	Sosnovsky Selsovet	Bekovsky District
186	The Village of Proletarsky	Proletarsky Selsovet	Zemetchinsky District
187	The Village of Radishchevo	Annenkovsky Selsovet	Kuznetsovsky District
188	The Village of Aleevo	Aleevsky Selsovet	Neverkinsky District
189	The Village of Yasnaya Polyana	Yasnopolyansky Selsovet	Kuznetsovsky District
190	The Village of Maly Truev	Bolshetruevsky Selsovet	Kuznetsovsky District
191	The Village of Bestyanka	Tarlakovsky Selsovet	Kuznetsovsky District
192	The Village of Bolshaya Elan’	Bolsheelansky Selsovet	Penzensky District
193	The Village of Sosedka	Sosedsky Selsovet	Bashmakovsky District
194	The Village of Archangelskoye	Archangelsky Selsovet	Gorodishchensky District
195	The Village of Norovka	Norovsky Selsovet	Nizhnelomovsky District
196	The Village of Titovo	Titovsky Selsovet	Pachelmsky District
197	The Village of Bolshoy V’yas	Bolshev’yassky Selsovet	Luninsky District
198	The Village of Ulyanovka	The Worker’s Village Evlashevo	KuznetskyDistrict
199	The Village of Lenino	Leninsky Selsovet	Penzensky District
200	The Village of Ust-Usa	Ust-Usinsky Selsovet	Shemysheisky District
201	The Village of Pushanino	Pushaninsky Selsovet	Belinsky District
202	The Village of Pashkovo	Yursovsky Selsovet	Zemetchinsky District
203	The Village of Kobylkino	Kobylkinsky Selsovet	Kamensky District
204	The Village of Ushinka	Ushinsky Selsovet	Zemetchinsky District
205	The Village of Michurinsky	Michurinsky Selsovet	Penzensky District
206	The Village of Alfer’yevka	Alferyevsky Selsovet	Penzensky District
207	The Village of Meshcherskoye	Meshchersky Selsovet	Serdobsky District
208	The Village of Nikolskoye	Nikolsky Selsovet	Kuznetsky District
209	The Village of Krasnaya Gorka	Lachinovsky Selsovet	Kolyshleysky District
210	The Village of Vertunovka	Vertunovsky Selsovet	Bekovsky District
211	The Worker’s Village Verkhozim	The Worker’s Village Verkhozim	Kuznestky District
212	The Village of Roshchino	Roshchinsky Selsovet	Serdobsky District
213	The Village of Kikino	Kikinsky Selsovet	Kamensky District
214	The Village of Octyabr’skoye	Octyabr’sky Selsovet	Neverkinsky District
215	The Village of Annenkovo	Annenkovsky Selsovet	Kuznetsky District
216	The Village of Bolshoy Truev	Bolshetruevsky Selsovet	Kuznetsky District
217	The Village of Krivosheevka	Krivisheevsky Selsovet	Nizhnelomovsky District
218	The Village of Sakhzavod	Vertunovsky Selsovet	Bekovsky District
219	The Village of Kevdo-Melsitovo	Kevdo-Melsitovsky Selsovet	Kamensky District
220	The Village of Sazanye	Sazansky Selsovet	Serdobsky District
221	The Village of Kanaevka	Kanaevsky Selsovet	Gorodishchevsky District
222	The Village of Pioner	Yasnopolyansky Selsovet	Kuznetsky District

7.3.                      The Licensee shall be obliged to ensure the provision of mobile radiophone communication services in the territory of the Penza Region’s settlements on or prior to November 06, 2013.

No.	Settlement	Municipal Entity
1	The Village of Ramsay	Ramsaysky Selsovet	Mokshansky District
2	The Village of Makhalino	Makhalinsky Selsovet	Kuznetsky District
3	The Village of Chaadaevka	Chaadaevsky Selsovet	Gorodishchensky District
4	The Woker’s Settlment of Sura	The Woker’s Settlment of Sura	Nikolsky District
5	The Village of Nechaevka	Nechaevsky Selsovet	Mokshansky District
6	The Village of Nizhnyaya Elyuzan	Nizhneeluyzansky Selsovet	Gorodishchensky District
7	The Village of Tatarsky Kanadey	Bolshetruevsky Selsovet	Kuznetsky District
8	The Village of Ermlovka	Ermolovsky Selsovet	Penzensky District
9	The Village of Vaserki	Vazersky Selsovet	Bessovsky District
10	The Woker’s Settlment of Zolotarevka	The Woker’s Settlment of Zolotarevka	Penzensky District
11	The Village of Sosnovka	Sosnovsky Selsovet	Bessovsky District
12	The Village of Poim	Poimsky Selsovet	Belinsky District
13	The Village of Poselki	Poselsky Selsovet	Kuznetsovsky District
14	The Village of Staraya Kamenka	Starokamensky Selsovet	Penzensky District
15	The Village of Verkhnaynya Elyuzan’	Verkhneelyuzansky Selsovet	Gorodishchensky District
16	The Village of Kondol’	Kondolsky Selsovet	Penzensky District
17	The Village of Kizhevatovo	Kizhevatovsky Selsovet	Bessovsky District
18	The Village of Verkhny Lomov	Verkhnelomovsky Selsovet	Nizhnelomovsky District
19	The Village of Inderka	Indersky Selsovet	Sosnovoborsky District
20	The Village of Lopatino	Lopatinsky Selsovet	Lopatinsky District
21	The Village of Narovchat	Narovchatsky Selsovet	Narovchatsky District
22	The Village of Neverkino	Neverkinsky Selsovet	Neverkinsky District
23	The Village of Vadinsk	Vadinsky Selsovet	Vadinsky District
24	The Woker’s Settlment of Evlashevo	The Woker’s Settlment of Evlashevo	Kuznetsky District
25	The Village of Malaya Serdoba	Maloserdobinsky Selsovet	Maloserdobinsky District
26	The Village of Zasechnoye	Zasechny Selsovet	Penzensky District
27	The Village of Bogoslovka	Bogoslovsly Selsovet	Penzensky District
28	The Village of Russky Kameshkir	Russko-Kameshkirsky Selsovet	Kameshkirsky District
29	The Village of Chemodanovka	Chemodanovsky Selsovet	Bessonovsky District
30	The Woker’s Settlment of Issa	The Woker’s Settlment of Issa	Issinsky District
31	The Village of Prigorodnoye	Prigorodny Selsovet	Serdobinsky District
32	The Woker’s Settlment of Bekovo	The Woker’s Settlment of Bekovo	Bekovsky District

33	The Woker’s Settlment of Sosnovoborsk	The Woker’s Settlment of Bekovo	Sosnovoborsky District
34	The Woker’s Settlment of Shemysheika	The Woker’s Settlment of Shemysheika	Shemysheisky District
35	The Town of Spassk	The Town of Spassk	Spassky District
36	The Town of Sursk	The Town of Sursk	Gorodishchevsky District
37	The Woker’s Settlment of Lunino	The Woker’s Settlment of Lunino	Luninsky District
38	The Woker’s Settlment of Chaadayevka	The Woker’s Settlment of Chaadayevka	Gorodishchevsky District
39	The Woker’s Settlment of Tamala	The Woker’s Settlment of Tamala	Tamalinsky District
40	The Woker’s Settlment of Pachelma	The Woker’s Settlment of Pachelma	Pachelmsky District
41	The Village of Grabovo	Grabovsky Selsovet	Bessovsky District
42	The Town of Gorodishche	The Town of Gorodishche	Gorodishchevsky District
43	The Worker’s Settlement of Kolyshley	The Worker’s Settlement of Kolyshley	Kolyshleysky District
44	The Town of Belinsky	The Town of Belinsky	Belinsky District
45	The Village of Srednyaya Elyuzan’	The Village of Srednyaya Elyuzan’	Gorodishchevsky District
46	The Worker’s Settlement of Bashmakovo	The Worker’s Settlement of Bashmakovo	Bashmakovsky District
47	The Worker’s Settlement of Zametchino	The Worker’s Settlement of Zametchino	Zemetchinsky District
48	The Village of Bessonovka	The Village of Bessonovka	Bessovsky District
49	The Worker’s Settlement of Mokshan	The Worker’s Settlement of Mokshan	Mokshansky District
50	The Town of Nizhni Lomov	The Town of Nizhni Lomov	Nizhnelomovsky District
51	The Town of Nikolsk	The Town of Nikolsk	Nikolsky District
52	The Town of Serdobsk	The Town of Serdobsk	Serdobsky District
53	The Town of Kamenka	The Town of Kamenka	Kamensky District

7.4.                      The Licensee shall be obliged to ensure the provision of mobile radiophone communication services in the territory of the Penza Region’s settlements on or prior to May 06, 2013.

No.	Settlement	Municipal Entity
1	The Town of Zarechny	The Town of Zarechny	Penznskaya District
2	The Town of Kuznets	The Town of Kuznets	Penznskaya District
3	Lenisnky District	The Town of Penza	The Town of Penza

7.5                         Dynamics of rolling out the Licensee’s mobile radiophone communication network, based on electronic facilities in GSM 900 MHz band by year:

Network establishment period calculated from the date of making decision on the issue of licence	Number of base stations (at least)
2nd year	132
2 years and 6 months	214
3rd year	245
3 years and 6 months	257
Base stations, total:	257

8.                          The Licensee shall adhere to the conditions, as established at the moment of allocation of frequencies and assignment of a radio frequency or radio frequency channel, in the process of provision of services under this Licence.

9.                          The Licensee shall have available a system to manage own communication network that should conform to the standards applied to communication network management systems, as prescribed by the federal executive body acting in the communication field.

10.                    The Licensee shall be obliged to implement the requirements for networks and means of communication regarding the performance of investigative work, as prescribed by the federal executive body and approved by authorized state bodies which conduct investigative activities, and to take measures to prevent the disclosure of organizational or tactical techniques of conducting of the above.

11.                    The Licensee shall be obliged to provide information on the basis on which mandatory allocations (non-tax payments) to the universal service reserve shall be calculated, in the manner and form, as prescribed by the federal executive body acting in the communication field.

* The provision of services stipulated by this Licence can entail provisioning other services which are technically integrated into mobile radiophone services and are aimed at improvement of their customer value, provided no additional licence is required for this purpose.

Head
of Department of Permitting Activities
in the Sphere of Communications	Stamp here	V.N. Ugryumova

(round seal of the Federal Service for Supervision in the Sphere of Communications, Information Technologies and Mass Communications)